UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: July 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

FORM N-Q

JULY 31, 2012

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 44.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,956,880		$2,642,246	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	950,647		1,586,912
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,302,448		1,951,027
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	488,208		547,060
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,727,048		4,968,941
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	4,037,321		4,307,947
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	1,893,454		2,045,818

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $16,629,457)					18,049,951

CORPORATE BONDS & NOTES - 0.1%
FINANCIALS - 0.0%
Capital Markets - 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(b)(c)(d)(e)(f)

Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(b)(c)(d)(e)(f)

TOTAL FINANCIALS					0

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		18,200

TOTAL CORPORATE BONDS & NOTES (Cost - $265,070)					18,200

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 39.4%
Canada - 1.3%
Government of Canada, Bonds	4.000%	12/1/31	293,960	CAD	511,739

France - 4.3%
Government of France, Bonds	2.250%	7/25/20	534,983	EUR	775,232
Government of France, Bonds	2.100%	7/25/23	673,716	EUR	993,781

Total France					1,769,013

Germany - 4.3%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, Bonds	2.250%	4/15/13	337,617	EUR	420,149
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, Bonds	0.750%	4/15/18	1,000,271	EUR	1,333,253

Total Germany					1,753,402

Japan - 2.1%
Government of Japan, Bonds	1.400%	6/10/18	60,214,400	JPY	847,288

Sweden - 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	380,000	SEK	107,446

United Kingdom - 27.1%
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	2,050,886	GBP	4,102,093
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	724,461	GBP	1,401,350
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	1,242,678	GBP	2,241,363	(b)
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	1,073,281	GBP	2,495,341
United Kingdom Treasury Gilt, Bonds	0.375%	3/22/62	428,525	GBP	758,654	(b)

Total United Kingdom					10,998,801

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,244,368)					15,987,689

SOVEREIGN BONDS - 9.1%
Canada - 1.0%
Canadian Government Bond, Bonds	1.500%	12/1/44	312,653	CAD	416,430

France - 3.3%
Government of France, Bond	1.100%	7/25/22	1,007,457	EUR	1,342,075
Government of France, Bond	1.800%	7/25/40	11,271	EUR	17,346

Total France					1,359,421

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Germany - 2.1%
Bundesrepublik Deutschland	1.750%	4/15/20	582,185	EUR	$852,876

Sweden - 2.7%
Government of Sweden, Bonds	0.250%	6/1/22	6,940,000	SEK	1,077,745

TOTAL SOVEREIGN BONDS (Cost - $3,619,158)					3,706,472

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $35,758,053)					37,762,312

SHORT-TERM INVESTMENTS - 5.2%
U.S. Government Agencies - 4.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $1,999,731)	0.120%	9/11/12	2,000,000		1,999,731	(g)

Repurchase Agreements - 0.3%
State Street Bank & Trust Co., repurchase agreement dated 7/31/12; Proceeds at maturity - $124,000; (Fully collateralized by U.S. Treasury Notes, 0.375% due 4/15/15; Market value - $130,528) (Cost - $124,000)	0.010%	8/1/12	124,000		124,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $2,123,731)					2,123,731

TOTAL INVESTMENTS - 98.3% (Cost - $37,881,784#)					39,886,043
Other Assets in Excess of Liabilities - 1.7%					690,730

TOTAL NET ASSETS - 100.0%					$40,576,773

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of July 31, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$18,049,951	—		$18,049,951
Corporate bonds & notes	—	18,200	$0	*	18,200
Non-U.S. Treasury inflation protected securities	—	15,987,689	—		15,987,689
Sovereign bonds	—	3,706,472	—		3,706,472

Total long-term investments	—	$37,762,312	$0	*	$37,762,312

Short-term investments†	—	2,123,731	—		2,123,731

Total investments	—	$39,886,043	$0	*	$39,886,043

Other financial instruments:
Forward foreign currency contracts	—	$611,675	—		611,675

Total	—	$40,497,718	$0	*	$40,497,718

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$84,200	—	—		$84,200
Forward foreign currency contracts	—	$716,208	—		716,208

Total	$84,200	$716,208	—		$800,408

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of July 31, 2012	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012	$—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with

Notes to Schedule of Investments (unaudited) (continued)

those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $716,208. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,309,575
Gross unrealized depreciation	(305,316)

Net unrealized appreciation	$2,004,259

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 5-Year Notes	19	9/12	$2,359,501	$2,370,844	$(11,343)
United Kingdom Long Gilt Bonds	14	9/12	2,602,397	2,675,254	(72,857)

Net unrealized loss on open futures contracts					$(84,200)

Notes to Schedule of Investments (unaudited) (continued)

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Australian Dollar	Credit Suisse London	410,000	$430,315	8/16/12	$32,061
Australian Dollar	Credit Suisse London	50,000	52,477	8/16/12	2,035
Australian Dollar	Credit Suisse London	20,000	20,991	8/16/12	462
Australian Dollar	JPMorgan Chase Bank	601,233	631,024	8/16/12	20,646
Australian Dollar	UBS AG London	589,240	618,436	8/16/12	20,240
British Pound	Credit Suisse London	125,336	196,506	8/16/12	(6,057)
British Pound	Credit Suisse London	100,000	156,784	8/16/12	(189)
British Pound	Credit Suisse London	100,000	156,784	8/16/12	1,333
British Pound	Credit Suisse London	45,000	70,553	8/16/12	1,032
British Pound	Deutsche Bank AG	152,920	239,753	8/16/12	(7,435)
British Pound	JPMorgan Chase Bank	74,597	116,956	8/16/12	(3,602)
British Pound	JPMorgan Chase Bank	56,678	88,862	8/16/12	906
British Pound	JPMorgan Chase Bank	45,000	70,553	8/16/12	89
British Pound	UBS AG London	557,571	874,181	8/16/12	(26,687)
Canadian Dollar	Credit Suisse London	1,433,213	1,428,700	8/16/12	(23,456)
Euro	Citibank N.A.	581,766	715,916	8/16/12	(40,624)
Euro	Citibank N.A.	199,808	245,882	8/16/12	(5,528)
Euro	Credit Suisse London	3,772,103	4,641,914	8/16/12	(329,472)
Euro	Credit Suisse London	215,000	264,577	8/16/12	1,456
Euro	Credit Suisse London	200,000	246,118	8/16/12	2,186
Euro	Credit Suisse London	100,000	123,059	8/16/12	2,019
Euro	Credit Suisse London	50,000	61,529	8/16/12	881
Euro	Credit Suisse London	34,000	41,840	8/16/12	547
Euro	JPMorgan Chase Bank	1,400,000	1,722,827	8/16/12	(77,867)
Euro	JPMorgan Chase Bank	400,000	492,236	8/16/12	(15,764)
Euro	JPMorgan Chase Bank	400,000	492,236	8/16/12	(9,915)
Euro	JPMorgan Chase Bank	350,000	430,707	8/16/12	2,991
Euro	JPMorgan Chase Bank	300,000	369,177	8/16/12	750
Euro	JPMorgan Chase Bank	175,000	215,353	8/16/12	(5,901)
Euro	JPMorgan Chase Bank	150,000	184,589	8/16/12	(4,834)
Euro	JPMorgan Chase Bank	100,000	123,059	8/16/12	(2,893)
Euro	JPMorgan Chase Bank	50,000	61,530	8/16/12	155
Euro	Morgan Stanley & Co.	75,000	92,294	8/16/12	(6,385)
Euro	Royal Bank of Scotland PLC	342,879	421,944	8/16/12	(28,263)
Euro	UBS AG London	347,132	427,178	8/16/12	(6,894)
Japanese Yen	BNP Paribas SA	4,000,000	51,207	8/16/12	1,067
Japanese Yen	Credit Suisse London	76,183,482	975,284	8/16/12	26,531
Norwegian Krone	JPMorgan Chase Bank	2,030,000	336,615	8/16/12	(5,464)
Swedish Krona	Credit Suisse London	2,274,431	334,254	8/16/12	(1,007)
Swedish Krona	JPMorgan Chase Bank	2,935,106	431,348	8/16/12	25,387
Swedish Krona	UBS AG London	1,146,918	168,553	8/16/12	(62)

					(465,525)

Contracts to Sell:
Australian Dollar	Credit Suisse London	1,184,947	1,243,659	8/16/12	(36,797)
British Pound	Credit Suisse London	25,000	39,196	8/16/12	1,045
British Pound	Credit Suisse London	50,000	78,392	8/16/12	(746)
British Pound	Credit Suisse London	150,000	235,176	8/16/12	(758)
British Pound	Credit Suisse London	185,000	290,050	8/16/12	(3,212)
British Pound	Credit Suisse London	200,000	313,567	8/16/12	(3,504)
British Pound	Credit Suisse London	675,000	1,058,290	8/16/12	(5,594)
British Pound	JPMorgan Chase Bank	200,000	313,568	8/16/12	(2,040)
Canadian Dollar	JPMorgan Chase Bank	632,619	630,627	8/16/12	8,021
Canadian Dollar	UBS AG London	132,290	131,873	8/16/12	1,565
Euro	BNP Paribas SA	68,801	84,666	8/16/12	5,821
Euro	Citibank N.A.	25,000	30,765	8/16/12	1,640
Euro	Credit Suisse London	457,162	562,579	8/16/12	(5,097)
Euro	Deutsche Bank AG	650,000	799,884	8/16/12	56,493

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Euro	JPMorgan Chase Bank	70,000	86,141	8/16/12	1,814
Euro	JPMorgan Chase Bank	90,000	110,753	8/16/12	2,519
Euro	JPMorgan Chase Bank	128,510	158,143	8/16/12	(39)
Euro	JPMorgan Chase Bank	225,000	276,883	8/16/12	5,365
Euro	JPMorgan Chase Bank	266,996	328,563	8/16/12	13,516
Euro	JPMorgan Chase Bank	350,000	430,707	8/16/12	29,339
Euro	JPMorgan Chase Bank	450,000	553,766	8/16/12	7,378
Euro	JPMorgan Chase Bank	1,300,000	1,599,768	8/16/12	25,039
Euro	JPMorgan Chase Bank	3,325,450	4,092,267	8/16/12	276,779
Euro	UBS AG London	213,140	262,289	8/16/12	17,711
Japanese Yen	BNP Paribas SA	34,216,780	438,036	8/16/12	(11,852)
Japanese Yen	Deutsche Bank AG	18,180,000	232,736	8/16/12	(6,129)
Japanese Yen	JPMorgan Chase Bank	34,885,000	446,590	8/16/12	(11,263)
Japanese Yen	UBS AG London	7,285,513	93,268	8/16/12	(2,307)
Norwegian Krone	JPMorgan Chase Bank	2,025,450	335,860	8/16/12	14,380
Swedish Krona	JPMorgan Chase Bank	6,405,270	941,330	8/16/12	476
Swedish Krona	UBS AG London	3,080,000	452,642	8/16/12	(18,571)

					360,992

Net unrealized loss on open forward foreign currency contracts					$(104,533)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(84,200)	—	—	$(84,200)

Foreign Exchange Risk	—	$611,675	$(716,208)	(104,533)

Total	$(84,200)	$611,675	$(716,208)	$(188,733)

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to buy) †	$142,647
Futures contracts (to sell)	3,664,288
Forward foreign currency contracts (to buy)	16,363,134
Forward foreign currency contracts (to sell)	15,466,171

†	At July 31, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: September 26, 2012

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: September 26, 2012